                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

In connection with the Quarterly  Report of Form 10-Q for the period ended March
31, 2005 (the "Report") filed by Everlast Worldwide Inc., a Delaware corporation
(the "Company"),  with the Securities and Exchange Commission,  the undersigned,
Gary J. Dailey, Chief Financial Officer of the Company,  does hereby certify, to his  knowledge,  that  pursuant to 18 U.S.C.  ss. 1350,  as adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities  Exchange Act of 1934, as amended,  and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                               /s/ Gary J. Dailey
                                               ------------------------------
                                               Gary J. Dailey
                                               Chief Financial Officer
                                               May 10, 2005

A signed  original of this  written  statement  required by Section 906 has been provided to Everlast  Worldwide Inc. and will be retained by Everlast  Worldwide
Inc and furnished to the  Securities  and Exchange  Commission or its staff upon request.